Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2017

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14-15
Same Store Results - By Segment	16-19
Consolidated Joint Ventures and Funds	20-22
Unconsolidated Joint Ventures	23-25
Unconsolidated Funds Summary	26
Capital Structure	27
Debt Analysis	28
Debt Maturities	29

Selected Property Data
Portfolio Summary	30
Same Store Leased Occupancy	31-32
Top Tenants and Industry Diversification	33
Leasing Activity	34-35
Lease Expirations	36-39
Cash Basis Capital Expenditures	40-41

Definitions	42-43

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Vin Chao	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(212) 250-6799	(212) 446-9462

Andrew Rosivach	Jed Reagan	Richard Anderson	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-8445	(212) 761-7064

Nick Yulico	Blaine Heck
UBS	Wells Fargo
(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Net income (loss) attributable to common stockholders	$103,016	$3,188	$372	$103,388	$(3,306)
Per share—basic and diluted	$0.44	$0.01	$0.00	$0.44	$(0.02)

PGRE’s share of Cash NOI (1)	$85,436	$72,253	$79,117	$164,553	$159,492
PGRE’s share of NOI (1)	$102,208	$100,175	$98,362	$200,570	$200,340

Same Store Results:
Same Store Cash NOI	% Change		Same Store Cash NOI		% Change
Three Months Ended June 30, 2017 vs. June 30, 2016	14.4%		Three Months Ended June 30, 2017 vs. June 30, 2016		(3.9%)
Six Months Ended June 30, 2017 vs. June 30, 2016	4.1%		Six Months Ended June 30, 2017 vs. June 30, 2016		(4.9%)

Core FFO attributable to common stockholders (1)	$54,565	$50,122	$51,505	$106,070	$99,313
Per share—diluted	$0.23	$0.23	$0.22	$0.45	$0.46
FAD attributable to common stockholders (1)	$37,170	$13,663	$30,281	$67,451	$40,754

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
High	$17.25	$17.58	$16.74	$18.28	$17.40
Low	$15.32	$15.87	$14.58	$15.36	$15.26
Closing (end of period)	$16.00	$16.21	$15.99	$16.39	$15.94
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.3%	2.4%	2.3%	2.4%

PORTFOLIO STATISTICS
	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016
Leased % (1)	90.9%	90.8%	92.7%
Same Store Leased %	% Change
June 30, 2017 vs. March 31, 2017	0.7%
June 30, 2017 vs. December 31, 2016	(1.5%)

(1)	See page 42 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2017	December 31, 2016
ASSETS:
Real estate, at cost
Land	$2,068,409	$2,091,535
Buildings and improvements	5,726,499	5,757,558

	7,794,908	7,849,093
Accumulated depreciation and amortization	(397,972)	(318,161)

Real estate, net	7,396,936	7,530,932
Cash and cash equivalents	254,763	162,965
Restricted cash	42,384	29,374
Investments in unconsolidated joint ventures	45,644	6,411
Investments in unconsolidated real estate funds	22,001	28,173
Preferred equity investments	55,300	55,051
Marketable securities	21,564	22,393
Accounts and other receivables, net	12,032	15,251
Deferred rent receivable	196,799	163,695
Deferred charges, net	80,352	71,184
Intangible assets, net	363,523	412,225
Assets held for sale	—	346,685
Other assets	26,205	22,829

Total Assets	$8,517,503	$8,867,168

LIABILITIES:
Notes and mortgages payable, net	$3,308,845	$3,364,898
Revolving credit facility	—	230,000
Due to affiliates (1)	27,299	27,299
Accounts payable and accrued expenses	83,334	103,896
Dividends and distributions payable	25,211	25,151
Deferred income taxes	1,283	1,467
Interest rate swap liabilities	1,819	22,446
Intangible liabilities, net	133,748	153,018
Other liabilities	50,053	53,046

Total Liabilities	3,631,592	3,981,221

EQUITY:
Paramount Group, Inc. equity	4,185,874	3,990,005
Noncontrolling interests in:
Consolidated joint ventures	229,133	253,788
Consolidated real estate fund	14,833	64,793
Operating Partnership	456,071	577,361

Total Equity	4,885,911	4,885,947

Total Liabilities and Equity	$8,517,503	$8,867,168

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except shares and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
REVENUES:
Property rentals	$138,232	$123,408	$132,235	$270,467	$248,410
Straight-line rent adjustments	11,974	24,673	20,147	32,121	44,542
Amortization of above and below-market leases, net	7,981	7,100	3,008	10,989	3,481

Rental income	158,187	155,181	155,390	313,577	296,433
Tenant reimbursement income	11,856	10,334	12,852	24,708	21,123
Fee income (see details on page 9)	4,448	4,175	9,556	14,004	7,592
Other income (see details on page 9)	3,213	2,613	3,438	6,651	20,073

Total revenues	177,704	172,303	181,236	358,940	345,221
EXPENSES:
Operating	63,461	59,994	65,971	129,432	122,939
Depreciation and amortization	68,636	67,287	62,992	131,628	142,099
General and administrative (see details on page 9)	16,573	12,139	13,581	30,154	26,100
Transaction related costs	502	508	275	777	1,443

Total expenses	149,172	139,928	142,819	291,991	292,581
Operating income	28,532	32,375	38,417	66,949	52,640
Income from unconsolidated joint ventures	16,535	2,003	1,937	18,472	3,499
(Loss) income from unconsolidated real estate funds	(2,411)	(960)	288	(2,123)	(1,286)
Interest and other income, net (see details on page 9)	2,486	1,030	3,200	5,686	2,730
Interest and debt expense (see details on page 9)	(34,817)	(38,009)	(37,018)	(71,835)	(75,128)
Debt breakage costs	(5,162)	—	(2,715)	(7,877)	—
Gain on sale of real estate	133,989	—	—	133,989	—
Unrealized gain on interest rate swaps	—	10,073	1,802	1,802	16,933

Net income (loss) before income taxes	139,152	6,512	5,911	145,063	(612)
Income tax (expense) benefit	(970)	1,398	(4,282)	(5,252)	1,035

Net income	138,182	7,910	1,629	139,811	423
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(1,897)	(4,107)	(1,291)	(3,188)	(5,359)
Consolidated real estate fund	(20,169)	78	88	(20,081)	752
Operating Partnership	(13,100)	(693)	(54)	(13,154)	878

Net income (loss) attributable to common stockholders	$103,016	$3,188	$372	$103,388	$(3,306)

Weighted average common shares outstanding:
Basic	234,990,468	217,121,592	230,924,271	232,968,602	214,762,593

Diluted	235,010,830	217,137,557	230,958,441	232,995,822	214,762,593

Income (loss) per common share:
Basic	$0.44	$0.01	$0.00	$0.44	$(0.02)

Diluted	$0.44	$0.01	$0.00	$0.44	$(0.02)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Fee Income:	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Property management	$1,532	$1,539	$1,610	$3,142	$3,060
Asset management	2,359	1,783	2,266	4,625	3,497
Acquisition and disposition	250	590	5,320	5,570	590
Other	307	263	360	667	445

Total fee income	$4,448	$4,175	$9,556	$14,004	$7,592

	Three Months Ended			Six Months Ended
Other Income:	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Lease termination income	$895	$93	$66	$961	$11,048
Other (primarily tenant requested services, including overtime heating and cooling)	2,318	2,520	3,372	5,690	9,025

Total other income	$3,213	$2,613	$3,438	$6,651	$20,073

	Three Months Ended			Six Months Ended
General and Administrative:	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Non-cash general and administrative - stock based compensation expense	$4,438	$2,556	$3,429	$7,867	$4,328
All other general and administrative	11,113	10,326	8,450	19,563	19,437
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is included in “interest and other income”)	1,022	(743)	1,702	2,724	(539)
Severance costs	—	—	—	—	2,874

Total general and administrative	$16,573	$12,139	$13,581	$30,154	$26,100

	Three Months Ended			Six Months Ended
Interest and Other Income:	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Preferred equity investment income (1)	$953	$1,423	$1,413	$2,366	$2,839
Interest income	511	350	85	596	430
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	1,022	(743)	1,702	2,724	(539)

Total interest and other income	$2,486	$1,030	$3,200	$5,686	$2,730

(1)     Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $232, $347 and $344 for the three months ended June 30, 2017 and 2016, and March 31, 2017, respectively and $576 and $692 for the six months ended June 30, 2017 and 2016, respectively.

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Interest expense	$31,999	$36,604	$34,288	$66,287	$72,465
Amortization of deferred financing costs	2,818	1,405	2,730	5,548	2,663

Total interest and debt expense	$34,817	$38,009	$37,018	$71,835	$75,128

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Reconciliation of net income to FFO and Core FFO:
Net income	$138,182	$7,910	$1,629	$139,811	$423
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	70,660	68,843	64,840	135,500	145,194
Gain on sale of Waterview	(110,583)	—	—	(110,583)	—

FFO (1)	98,259	76,753	66,469	164,728	145,617
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(7,740)	(10,560)	(7,195)	(14,935)	(18,707)
Consolidated real estate fund	(20,276)	(144)	(140)	(20,416)	304

FFO attributable to Paramount Group Operating Partnership	70,243	66,049	59,134	129,377	127,214
Less FFO attributable to noncontrolling interests in Operating Partnership	(7,925)	(11,806)	(7,545)	(15,470)	(23,723)

FFO attributable to common stockholders (1)	$62,318	$54,243	$51,589	$113,907	$103,491

Per diluted share	$0.27	$0.25	$0.22	$0.49	$0.48

FFO	$98,259	$76,753	$66,469	$164,728	$145,617
Non-core items:
After-tax net gain on sale of residential condominium land parcel	(21,568)	—	—	(21,568)	—
Distributions in excess of basis of 712 Fifth Avenue	(15,072)	—	—	(15,072)	—
Debt breakage costs	5,162	—	2,715	7,877	—
Realized and unrealized loss (gain) from unconsolidated real estate funds	2,482	892	(235)	2,247	1,139
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(364)	(10,490)	(2,386)	(2,750)	(17,350)
Transaction related costs	502	508	275	777	1,443
Severance costs	—	—	—	—	2,874

Core FFO (1)	69,401	67,663	66,838	136,239	133,723
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(7,740)	(6,488)	(7,661)	(15,401)	(11,902)
Consolidated real estate fund	12	(144)	(140)	(128)	304

Core FFO attributable to Paramount Group Operating Partnership	61,673	61,031	59,037	120,710	122,125
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(7,108)	(10,909)	(7,532)	(14,640)	(22,812)

Core FFO attributable to common stockholders (1)	$54,565	$50,122	$51,505	$106,070	$99,313

Per diluted share	$0.23	$0.23	$0.22	$0.45	$0.46

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	234,990,468	217,121,592	230,924,271	232,968,602	214,762,593
Effect of dilutive securities	20,362	15,965	34,170	27,220	—

Denominator for FFO and Core FFO per diluted share	235,010,830	217,137,557	230,958,441	232,995,822	214,762,593

(1)	See page 42 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Reconciliation of Core FFO to FAD:
Core FFO	$69,401	$67,663	$66,838	$136,239	$133,723
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	4,438	2,556	3,429	7,867	4,328
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	3,061	1,456	2,798	5,859	2,765
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(7,818)	(7,100)	(2,881)	(10,699)	(3,481)
Expenditures to maintain assets	(1,999)	(2,241)	(5,555)	(7,554)	(6,413)
Second generation tenant improvements and leasing commissions	(9,867)	(22,501)	(7,408)	(17,275)	(37,403)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(12,208)	(24,764)	(20,511)	(32,719)	(44,734)

FAD (1)	45,008	15,069	36,710	81,718	48,785
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(3,123)	1,712	(1,860)	(4,983)	1,195
Consolidated real estate fund	12	(144)	(140)	(128)	304

FAD attributable to Paramount Group Operating Partnership	41,897	16,637	34,710	76,607	50,284
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,727)	(2,974)	(4,429)	(9,156)	(9,530)

FAD attributable to common stockholders (1) (2)	$37,170	$13,663	$30,281	$67,451	$40,754

(1)	See page 42 for our definition of this measure.
(2)	FAD attributable to common stockholders on a quarterly basis is not necessarily indicative of future amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Reconciliation of net income to EBITDA and Adjusted EBITDA:
Net income	$138,182	$7,910	$1,629	$139,811	$423
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization (including our share of unconsolidated joint ventures)	70,660	68,843	64,840	135,500	145,194
Interest and debt expense (including our share of unconsolidated joint ventures)	36,679	39,412	38,653	75,332	77,931
Income tax expense (benefit) (including our share of unconsolidated joint ventures)	970	(1,398)	4,282	5,252	(1,035)

EBITDA (1)	246,491	114,767	109,404	355,895	222,513
Less EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(12,941)	(17,499)	(12,645)	(25,586)	(32,576)
Consolidated real estate fund	(20,276)	(148)	(141)	(20,417)	302

PGRE’s share of EBITDA (1)	$213,274	$97,120	$96,618	$309,892	$190,239

EBITDA	$246,491	$114,767	$109,404	$355,895	$222,513
Add (subtract) adjustments to arrive at adjusted EBITDA:
Gain on sale of Waterview	(110,583)	—	—	(110,583)	—
Pre-tax net gain on sale of residential condominium land parcel	(23,406)	—	—	(23,406)	—
Distributions in excess of basis of 712 Fifth Avenue	(15,072)	—	—	(15,072)	—
Debt breakage costs	5,162	—	2,715	7,877	—
EBITDA from real estate funds	2,021	791	(450)	1,571	1,635
Transaction related costs	502	508	275	777	1,443
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(364)	(10,490)	(2,386)	(2,750)	(17,350)
Severance costs	—	—	—	—	2,874

Adjusted EBITDA (1)	104,751	105,576	109,558	214,309	211,115
Less Adjusted EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(12,941)	(13,427)	(13,111)	(26,052)	(25,771)
Consolidated real estate fund	381	—	—	381	—

PGRE’s share of Adjusted EBITDA (1)	$92,191	$92,149	$96,447	$188,638	$185,344

(1)	See page 42 for our definition of this measure.

NET OPERATING INCOME (“NOI”)

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2017	June 30, 2016	March 31, 2017	June 30, 2017	June 30, 2016
Reconciliation of net income to NOI and Cash NOI:
Net income	$138,182	$7,910	$1,629	$139,811	$423
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	68,636	67,287	62,992	131,628	142,099
General and administrative	16,573	12,139	13,581	30,154	26,100
Interest and debt expense	34,817	38,009	37,018	71,835	75,128
Debt breakage costs	5,162	—	2,715	7,877	—
Transaction related costs	502	508	275	777	1,443
Income tax expense (benefit)	970	(1,398)	4,282	5,252	(1,035)
NOI from unconsolidated joint ventures	4,958	4,536	4,823	9,781	8,964
Income from unconsolidated joint ventures	(16,535)	(2,003)	(1,937)	(18,472)	(3,499)
Loss (income) from unconsolidated real estate funds	2,411	960	(288)	2,123	1,286
Fee income	(4,448)	(4,175)	(9,556)	(14,004)	(7,592)
Interest and other income, net	(2,486)	(1,030)	(3,200)	(5,686)	(2,730)
Gain on sale of real estate	(133,989)	—	—	(133,989)	—
Unrealized gain on interest rate swaps	—	(10,073)	(1,802)	(1,802)	(16,933)

NOI (1)	114,753	112,670	110,532	225,285	223,654
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(12,200)	(12,348)	(12,029)	(24,229)	(23,617)
Consolidated real estate fund	(345)	(147)	(141)	(486)	303

PGRE’s share of NOI (1)	$102,208	$100,175	$98,362	$200,570	$200,340

NOI	$114,753	$112,670	$110,532	$225,285	$223,654
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(12,208)	(24,764)	(20,511)	(32,719)	(44,734)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(7,818)	(7,100)	(2,881)	(10,699)	(3,481)

Cash NOI (1)	94,727	80,806	87,140	181,867	175,439
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(8,946)	(8,406)	(7,882)	(16,828)	(16,250)
Consolidated real estate fund	(345)	(147)	(141)	(486)	303

PGRE’s share of Cash NOI (1)	$85,436	$72,253	$79,117	$164,553	$159,492

(1)	See page 42 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended June 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income to NOI and Cash NOI:
Net income	$138,182	$19,561	$110,959	$2,197	$5,465
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	68,636	38,063	5,333	24,729	511
General and administrative	16,573	—	—	—	16,573
Interest and debt expense	34,817	22,191	713	10,194	1,719
Debt breakage costs	5,162	—	5,162	—	—
Transaction related costs	502	—	—	—	502
Income tax expense	970	—	—	3	967
NOI from unconsolidated joint ventures	4,958	4,838	—	—	120
Income from unconsolidated joint ventures	(16,535)	(16,473)	—	—	(62)
Loss from unconsolidated real estate funds	2,411	—	—	—	2,411
Fee income	(4,448)	—	—	—	(4,448)
Interest and other income, net	(2,486)	(29)	(11)	(42)	(2,404)
Gain on sale of real estate	(133,989)	—	(110,583)	—	(23,406)

NOI (1)	114,753	68,151	11,573	37,081	(2,052)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(12,200)	—	—	(12,200)	—
Consolidated real estate fund	(345)	—	—	—	(345)

PGRE’s share of NOI for the three months ended June 30, 2017	$102,208	$68,151	$11,573	$24,881	$(2,397)

PGRE’s share of NOI for the three months ended June 30, 2016	$100,175	$76,264	$13,384	$12,095	$(1,568)

NOI(1)	$114,753	$68,151	$11,573	$37,081	$(2,052)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(12,208)	(7,545)	(333)	(4,302)	(28)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(7,818)	817	(550)	(8,085)	—

Cash NOI (1)	94,727	61,423	10,690	24,694	(2,080)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(8,946)	—	—	(8,946)	—
Consolidated real estate fund	(345)	—	—	—	(345)

PGRE’s share of Cash NOI for the three months ended June 30, 2017	$85,436	$61,423	$10,690	$15,748	$(2,425)

PGRE’s share of Cash NOI for the three months ended June 30, 2016	$72,253	$54,502	$11,039	$8,308	$(1,596)

(1)	See page 42 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$139,811	$21,051	$118,539	$3,828	$(3,607)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	131,628	77,094	10,614	42,778	1,142
General and administrative	30,154	—	—	—	30,154
Interest and debt expense	71,835	44,192	2,724	20,957	3,962
Debt breakage costs	7,877	—	5,162	2,715	—
Transaction related costs	777	—	—	—	777
Income tax expense	5,252	—	—	8	5,244
NOI from unconsolidated joint ventures	9,781	9,591	—	—	190
Income from unconsolidated joint ventures	(18,472)	(18,398)	—	—	(74)
Loss from unconsolidated real estate funds	2,123	—	—	—	2,123
Fee income	(14,004)	—	—	—	(14,004)
Interest and other income, net	(5,686)	(61)	(20)	(69)	(5,536)
Gain on sale of real estate	(133,989)	—	(110,583)	—	(23,406)
Unrealized gain on interest rate swaps	(1,802)	—	—	(1,802)	—

NOI (1)	225,285	133,469	26,436	68,415	(3,035)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(24,229)	—	—	(24,229)	—
Consolidated real estate funds	(486)	—	—	—	(486)

PGRE’s share of NOI for the six months ended June 30, 2017	$200,570	$133,469	$26,436	$44,186	$(3,521)

PGRE’s share of NOI for the six months ended June 30, 2016	$200,340	$155,777	$25,091	$23,272	$(3,800)

NOI(1)	$225,285	$133,469	$26,436	$68,415	$(3,035)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(32,719)	(21,513)	(1,396)	(9,843)	33
Amortization of above and below-market leases, net	(10,699)	2,957	(1,097)	(12,559)	—

Cash NOI (1)	181,867	114,913	23,943	46,013	(3,002)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,828)	—	—	(16,828)	—
Consolidated real estate funds	(486)	—	—	—	(486)

PGRE’s share of Cash NOI for the six months ended June 30, 2017	$164,553	$114,913	$23,943	$29,185	$(3,488)

PGRE’s share of Cash NOI for the six months ended June 30, 2016	$159,492	$125,496	$21,571	$16,194	$(3,769)

(1)	See page 42 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended June 30, 2017
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended June 30, 2017	$85,436	$61,423	$10,690	$15,748	$(2,425)
Acquisitions (2)	(6,827)	(804)	—	(6,023)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,041)	(175)	—	(866)	—
Other, net	(87)	30	—	—	(117)

PGRE’s share of Same Store Cash NOI(1) for the three months ended June 30, 2017	$77,481	$60,474	$10,690	$8,859	$(2,542)

	Three Months Ended June 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended June 30, 2016	$72,253	$54,502	$11,039	$8,308	$(1,596)
Acquisitions	—	—	—	—	—
Dispositions (3)	(4,081)	—	(4,081)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(138)	(106)	—	(32)	—
Other, net	(301)	—	—	—	(301)

PGRE’s share of Same Store Cash NOI(1) for the three months ended June 30, 2016	$67,733	$54,396	$6,958	$8,276	$(1,897)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$9,748	$6,078	$3,732	$583	$(645)

% Increase (decrease)	14.4%	11.2%	53.6%	7.0%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Represents our share of Cash NOI attributable to Waterview, which was sold in May 2017.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended June 30, 2017
SAME STORE NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended June 30, 2017	$102,208	$68,151		$11,573	$24,881	$(2,397)
Acquisitions (2)	(12,026)	(694)		—	(11,332)	—
Dispositions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,041)	(175)		—	(866)	—
Other, net	(785)	30		—	(698)	(117)

PGRE’s share of Same Store NOI(1) for the three months ended June 30, 2017	$88,356	$67,312		$11,573	$11,985	$(2,514)

	Three Months Ended June 30, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended June 30, 2016	$100,175	$76,264		$13,384	$12,095	$(1,568)
Acquisitions	—	—		—	—	—
Dispositions (3)	(4,051)	—		(4,051)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(138)	(106)		—	(32)	—
Other, net	(4,046)	(3,745	)(4)	—	—	(301)

PGRE’s share of Same Store NOI(1) for the three months ended June 30, 2016	$91,940	$72,413		$9,333	$12,063	$(1,869)

(Decrease) increase in PGRE’s share of Same Store NOI	$(3,584)	$(5,101)		$2,240	$(78)	$(645)

% (Decrease) increase	(3.9%)	(7.0%)		24.0%	(0.6%)

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Represents our share of NOI attributable to Waterview, which was sold in May 2017.
(4)	Includes $3,915 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2017
SAME STORE CASH NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the six months ended June 30, 2017	$164,553	$114,913		$23,943	$29,185	$(3,488)
Acquisitions (2)	(13,051)	(1,418)		—	(11,633)	—
Dispositions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,107)	(241)		—	(866)	—
Other, net	(87)	30		—	—	(117)

PGRE’s share of Same Store Cash NOI(1) for the six months ended June 30, 2017	$150,308	$113,284		$23,943	$16,686	$(3,605)

	Six Months Ended June 30, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the six months ended June 30, 2016	$159,492	$125,496		$21,571	$16,194	$(3,769)
Acquisitions	—	—		—	—	—
Dispositions (3)	(4,081)	—		(4,081)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(11,138)	(11,074	)(4)	—	(64)	—
Other, net	172	473		—	—	(301)

PGRE’s share of Same Store Cash NOI(1) for the six months ended June 30, 2016	$144,445	$114,895		$17,490	$16,130	$(4,070)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$5,863	$(1,611)		$6,453	$556	$465

% Increase (decrease)	4.1%	(1.4%)		36.9%	3.4%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Represents our share of Cash NOI attributable to Waterview, which was sold in May 2017.
(4)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Six Months Ended June 30, 2017
SAME STORE NOI (1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the six months ended June 30, 2017	$200,570	$133,469		$26,436	$44,186	$(3,521)
Acquisitions (2)	(20,065)	(1,240)		—	(18,825)	—
Dispositions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,107)	(241)		—	(866)	—
Other, net	(785)	30		—	(698)	(117)

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2017	$178,613	$132,018		$26,436	$23,797	$(3,638)

	Six Months Ended June 30, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the six months ended June 30, 2016	$200,340	$155,777		$25,091	$23,272	$(3,800)
Acquisitions	—	—		—	—	—
Dispositions (3)	(4,051)	—		(4,051)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(11,138)	(11,074	)(4)	—	(64)	—
Other, net	2,739	3,040	(5)	—	—	(301)

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2016	$187,890	$147,743		$21,040	$23,208	$(4,101)

(Decrease) increase in PGRE’s share of Same Store NOI	$(9,277)	$(15,725)		$5,396	$589	$463

% (Decrease) increase	(4.9%)	(10.6%)		25.6%	2.5%

(1)	See page 42 for our definition of this measure.
(2)	Represents our share of NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Represents our share of NOI attributable to Waterview, which was sold in May 2017.
(4)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.
(5)	Includes $10,057 of non-cash writeoff primarily related to an above-market lease asset from the termination of a tenant’s lease at 1633 Broadway, partially offset by $7,830 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2017				As of December 31, 2016
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)
PGRE Ownership		49.0%	24.4%	7.4%		49.0%	24.4%	12.9%
ASSETS:
Real estate, net	$1,258,156	$1,258,156	$—	$—	$1,264,387	$1,264,387	$—	$72,423
Cash and cash equivalents	26,168	25,767	401	968	9,661	9,236	425	2,525
Restricted cash	14,451	14,451	—	—	1,868	1,868	—	3,000
Preferred equity investments	55,300	—	55,300	—	55,051	—	55,051	—
Investments in unconsolidated joint ventures	—	—	—	15,881	—	—	—	—
Accounts and other receivables, net	679	678	1	2	548	548	—	147
Deferred rent receivable	40,821	40,821	—	—	32,103	32,103	—	—
Deferred charges, net	7,737	7,737	—	—	5,966	5,966	—	—
Intangible assets, net	45,803	45,803	—	—	52,139	52,139	—	—
Other assets	756	755	1	196	14,048	14,046	2	426

Total Assets	$1,449,871	$1,394,168	$55,703	$17,047	$1,435,771	$1,380,293	$55,478	$78,521

LIABILITIES:
Notes and mortgages payable, net	$968,089	$968,089	$—	$—	$872,960	$872,960	$—	$—
Accounts payable and accrued expenses	16,007	15,966	41	75	19,952	19,934	18	1,125
Interest rate swap liabilities	—	—	—	—	21,227	21,227	—	—
Intangible liabilities, net	42,645	42,645	—	—	48,654	48,654	—	—
Other liabilities	122	121	1	—	3,555	3,555	—	3,000

Total Liabilities	1,026,863	1,026,821	42	75	966,348	966,330	18	4,125

EQUITY:
Paramount Group, Inc. equity	193,875	180,025	13,850	2,139	215,635	201,928	13,707	9,603
Noncontrolling interests	229,133	187,322	41,811	14,833	253,788	212,035	41,753	64,793

Total Equity	423,008	367,347	55,661	16,972	469,423	413,963	55,460	74,396

Total Liabilities and Equity	$1,449,871	$1,394,168	$55,703	$17,047	$1,435,771	$1,380,293	$55,478	$78,521

(1)	On May 5, 2017, Residential Development Fund (“RDF”) sold 80.0% of the equity interests in 75 Howard Street, a fully-entitled residential condominium land parcel (“75 Howard”) in San Francisco, California. Subsequent to the sale, RDF deconsolidated its investment in 75 Howard and began accounting for the remaining 20.0% under the equity method of accounting, however, we continue to consolidate our interest in RDF. We now have a 7.4% ownership interest in RDF; accordingly, our economic interest in 75 Howard is 1.5%.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$31,893	$31,893	$—	$552	$31,702	$31,702	$—	$834
Total operating expenses	7,708	7,708	—	101	7,259	7,259	—	386

Net operating income	24,185	24,185	—	451	24,443	24,443	—	448
Depreciation and amortization	(11,467)	(11,467)	—	(100)	(12,648)	(12,648)	—	(258)
Interest and other income, net	990	37	953	25	1,432	9	1,423	—
Interest and debt expense	(10,194)	(10,194)	—	—	(13,836)	(13,836)	—	—
Gain on sale of real estate	—	—	—	23,406 (1)	—	—	—	—
Income from unconsolidated joint ventures	—	—	—	33	—	—	—	—
Unrealized gain on interest rate swaps	—	—	—	—	7,984	7,984	—	—

Net income before income taxes	3,514	2,561	953	23,815	7,375	5,952	1,423	190
Income tax expense	(3)	(3)	—	—	(5)	(5)	—	(2)

Net income	$3,511	$2,558	$953	$23,815	$7,370	$5,947	$1,423	$188

PGRE’s share Ownership	Total	49.0%	24.4%	7.4%	Total	49.0%	24.4%	13.4%
Net income	$1,479	$1,247	$232	$3,544	$3,145	$2,798	$347	$25
Add: Management fee income	135	135	—	86	118	118	—	241

PGRE’s share of net income	1,614	1,382	232	3,630	3,263	2,916	347	266
Add: Real estate depreciation and amortization	5,624	5,624	—	9	6,195	6,195	—	35

FFO (2)	7,238	7,006	232	3,639	9,458	9,111	347	301
Less: Gain on sale of real estate	—	—	—	(3,118)	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(3,912)	(3,912)	—	—

Core FFO (2)	$7,238	$7,006	$232	$521	$5,546	$5,199	$347	$301

Noncontrolling Interests’ share Ownership	Total	51.0%	75.6%	92.6%	Total	51.0%	75.6%	86.6%
Net income	$2,032	$1,311	$721	$20,271	$4,225	$3,149	$1,076	$163
Less: Management fee expense	(135)	(135)	—	(86)	(118)	(118)	—	(241)

Net income (loss) attributable to noncontrolling interests	1,897	1,176	721	20,185	4,107	3,031	1,076	(78)
Add: Real estate depreciation and amortization	5,843	5,843	—	91	6,453	6,453	—	222

FFO (2)	7,740	7,019	721	20,276	10,560	9,484	1,076	144
Less: Gain on sale of real estate	—	—	—	(20,288)	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(4,072)	(4,072)	—	—

Core FFO (2)	$7,740	$7,019	$721	$(12)	$6,488	$5,412	$1,076	$144

(1)	Represents the gain on sale of 75 Howard, of which our share, net of income taxes, was $1,661.
(2)	See page 42 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$63,012	$63,012	$—	$1,420	$61,321	$61,321	$—	$1,667
Total operating expenses	14,986	14,986	—	515	14,432	14,432	—	1,459

Net operating income	48,026	48,026	—	905	46,889	46,889	—	208
Depreciation and amortization	(23,040)	(23,040)	—	(359)	(26,168)	(26,168)	—	(517)
Interest and other income, net	2,428	62	2,366	25	2,854	15	2,839	1
Interest and debt expense	(23,672)	(23,672)	—	—	(27,629)	(27,629)	—	—
Gain on sale of real estate	—	—	—	23,406 (1)	—	—	—	—
Income from unconsolidated joint ventures	—	—	—	33	—	—	—	—
Unrealized gain on interest rate swaps	1,802	1,802	—	—	13,343	13,343	—	—

Net income (loss) before income taxes	5,544	3,178	2,366	24,010	9,289	6,450	2,839	(308)
Income tax expense	(5)	(5)	—	(2)	(33)	(33)	—	(2)

Net income (loss)	$5,539	$3,173	$2,366	$24,008	$9,256	$6,417	$2,839	$(310)

PGRE’s share Ownership	Total	49.0%	24.4%	7.4%	Total	49.0%	24.4%	13.4%
Net income (loss)	$2,084	$1,508	$576	$3,568	$3,601	$2,909	$692	$(41)
Add: Management fee income	267	267	—	343	296	296	—	483

PGRE’s share of net income	2,351	1,775	576	3,911	3,897	3,205	692	442
Add: Real estate depreciation and amortization	11,293	11,293	—	40	12,820	12,820	—	69

FFO (2)	13,644	13,068	576	3,951	16,717	16,025	692	511
Add: Debt breakage costs	1,330	1,330	—	—	—	—	—	—
Less: Gain on sale of real estate	—	—	—	(3,118)	—	—	—	—
Less: Unrealized gain on interest rate swaps	(883)	(883)	—	—	(6,538)	(6,538)	—	—

Core FFO (2)	$14,091	$13,515	$576	$833	$10,179	$9,487	$692	$511

Noncontrolling Interests’ share Ownership	Total	51.0%	75.6%	92.6%	Total	51.0%	75.6%	86.6%
Net income (loss)	$3,455	$1,665	$1,790	$20,440	$5,655	$3,508	$2,147	$(269)
Less: Management fee expense	(267)	(267)	—	(343)	(296)	(296)	—	(483)

Net income (loss) attributable to noncontrolling interests	3,188	1,398	1,790	20,097	5,359	3,212	2,147	(752)
Add: Real estate depreciation and amortization	11,747	11,747	—	319	13,348	13,348	—	448

FFO (2)	14,935	13,145	1,790	20,416	18,707	16,560	2,147	(304)
Add: Debt breakage costs	1,385	1,385	—	—	—	—	—	—
Less: Gain on sale of real estate	—	—	—	(20,288)	—	—	—
Less: Unrealized gain on interest rate swaps	(919)	(919)	—	—	(6,805)	(6,805)	—	—

Core FFO (2)	$15,401	$13,611	$1,790	$128	$11,902	$9,755	$2,147	$(304)

(1)	Represents the gain on sale of 75 Howard, of which our share, net of income taxes, was $1,661.
(2)	See page 42 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2017				As of December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
PGRE Ownership		50.0%	5.0%	Various		50.0%	9.5%
ASSETS:
Real estate, net	$1,206,102	$206,617	$883,328	$116,157	$213,903	$207,632	$6,271
Cash and cash equivalents	47,548	22,837	19,720	4,991	19,089	18,430	659
Restricted cash	5,910	5,910	—	—	75	75	—
Accounts and other receivables, net	924	275	472	177	300	300	—
Deferred rent receivable	15,955	13,761	2,194	—	12,790	12,790	—
Deferred charges, net	8,111	8,111	—	—	8,907	8,907	—
Intangible assets, net	140,804	—	140,804	—	—	—	—
Other assets	1,116	480	87	549	690	199	491

Total Assets	$1,426,470	$257,991	$1,046,605	$121,874	$255,754	$248,333	$7,421

LIABILITIES:
Notes and mortgages payable, net	$884,251	$295,949	$566,931	$21,371	$269,063	$245,990	$23,073
Accounts payable and accrued expenses	11,945	4,282	7,128	535	3,633	3,460	173
Interest rate swap liabilities	—	—	—	—	5,036	5,036	—
Other liabilities	1,084	165	841	78	437	287	150

Total Liabilities	897,280	300,396	574,900	21,984	278,169	254,773	23,396

EQUITY:
Total Equity	529,190	(42,405)	471,705	99,890	(22,415)	(6,440)	(15,975)

Total Liabilities and Equity	$1,426,470	$257,991	$1,046,605	$121,874	$255,754	$248,333	$7,421

(1)	Acquired on January 24, 2017.
(2)	Represents our investments in Oder-Center, Germany and 75 Howard.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$36,314	$14,390	$20,235	$1,689	$15,268	$14,286	$982
Total operating expenses	13,093	6,102	6,376	615	5,593	5,375	218

Net operating income	23,221	8,288	13,859	1,074	9,675	8,911	764
Depreciation and amortization expense	(12,201)	(3,075)	(9,033)	(93)	(3,131)	(3,043)	(88)
Interest and other income, net	75	48	26	1	19	19	—
Interest and debt expense	(8,860)	(3,126)	(5,481)	(253)	(3,005)	(2,752)	(253)
Unrealized gain on interest rate swaps	728	728	—	—	834	834	—

Net income (loss) before income taxes	2,963	2,863	(629)	729	4,392	3,969	423
Income tax expense	—	—	—	—	(2)	—	(2)

Net income (loss)	$2,963	$2,863	$(629)	$729	$4,390	$3,969	$421

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$1,488	$1,432	$(31)	$87	$2,025	$1,985	$40
Less: Step-up basis adjustment	(25)	—	—	(25)	(22)	—	(22)
Add: Distributions in excess of basis (3)	15,072	15,072	—	—	—	—	—

PGRE’s share of net income (loss)	16,535	16,504	(31)	62	2,003	1,985	18
Less: Noncontrolling interests	(31)	—	—	(31)	—	—	—
Add: Real estate depreciation and amortization	2,024	1,538	452	34	1,556	1,521	35

FFO (4)	18,528	18,042	421	65	3,559	3,506	53
Less: Distributions in excess of basis (3)	(15,072)	(15,072)	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(364)	(364)	—	—	(417)	(417)	—

Core FFO (4)	$3,092	$2,606	$421	$65	$3,142	$3,089	$53

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$1,475	$1,431	$(598)	$642	$2,366	$1,985	$381
Add: Real estate depreciation and amortization	10,202	1,537	8,581	84	1,597	1,522	75

FFO (4)	11,677	2,968	7,983	726	3,963	3,507	456
Less: Unrealized gain on interest rate swaps	(364)	(364)	—	—	(417)	(417)	—

Core FFO (4)	$11,313	$2,604	$7,983	$726	$3,546	$3,090	$456

(1)	Acquired on January 24, 2017.
(2)	Represents our investments in Oder-Center, Germany and 75 Howard.
(3)	Represents a refinancing distribution in excess of our basis, which was treated as income in accordance with GAAP.
(4)	See page 42 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$66,929	$28,769	$35,459	$2,701	$30,634	$28,598	$2,036
Total operating expenses	24,055	12,068	11,101	886	11,411	10,992	419

Net operating income	42,874	16,701	24,358	1,815	19,223	17,606	1,617
Depreciation and amortization expense	(22,012)	(5,995)	(15,832)	(185)	(6,234)	(6,051)	(183)
Interest and other income, net	105	72	32	1	33	33	—
Interest and debt expense	(15,753)	(5,951)	(9,296)	(506)	(6,027)	(5,500)	(527)
Unrealized gain on interest rate swaps	1,896	1,896	—	—	834	834	—

Net income (loss) before income taxes	7,110	6,723	(738)	1,125	7,829	6,922	907
Income tax expense	(2)	—	—	(2)	(4)	—	(4)

Net income (loss)	$7,108	$6,723	$(738)	$1,123	$7,825	$6,922	$903

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$3,450	$3,362	$(36)	$124	$3,547	$3,461	$86
Less: Step-up basis adjustment	(50)	—	—	(50)	(48)	—	(48)
Add: Distributions in excess of basis (3)	15,072	15,072	—	—	—	—	—

PGRE’s share of net income (loss)	18,472	18,434	(36)	74	3,499	3,461	38
Less: Noncontrolling interests	(31)	—	—	(31)	—	—	—
Add: Real estate depreciation and amortization	3,872	2,998	806	68	3,095	3,025	70

FFO (4)	22,313	21,432	770	111	6,594	6,486	108
Less: Distributions in excess of basis (3)	(15,072)	(15,072)	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(417)	(417)	—

Core FFO (4)	$6,293	$5,412	$770	$111	$6,177	$6,069	$108

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$3,658	$3,361	$(702)	$999	$4,278	$3,461	$817
Add: Real estate depreciation and amortization	18,190	2,997	15,026	167	3,187	3,026	161

FFO (4)	21,848	6,358	14,324	1,166	7,465	6,487	978
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(417)	(417)	—

Core FFO (4)	$20,900	$5,410	$14,324	$1,166	$7,048	$6,070	$978

(1)	Acquired on January 24, 2017.
(2)	Represents our investments in Oder-Center, Germany and 75 Howard.
(3)	Represents a refinancing distribution in excess of our basis, which was treated as income in accordance with GAAP.
(4)	See page 42 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of June 30, 2017.

Fund	PGRE Ownership	One Market Plaza		50 Beale Street (1)	0 Bond Street
Fund III	3.1%	2.0%		—	—
Fund VII/VII-H	7.2%	—		42.8%	100.0%

Total Property Funds		2.0%		42.8%	100.0%
Other Investors		98.0	%(2)	57.2%	—

Total		100.0%		100.0%	100.0%

The following is a summary of the Property Funds’ investments and our ownership interests in the underlying investments, as of June 30, 2017.

		PGRE		Square	%	%	Annualized Rent (3)
Investments	Submarket	Ownership		Feet	Leased	Occupied	Amount	Per Square Foot(4)
50 Beale Street (1)	South Financial District	3.1	%(1)	660,625	78.2%	78.2%	$28,359	$55.19
0 Bond Street	NoHo	7.2%		64,390	45.1%	45.1%	3,600	123.96

(1)	On July 17, 2017, Fund VII/VII-H sold their interests in 50 Beale Street.
(2)	Includes a 49.0% direct ownership interest held by us.
(3)	See page 42 for our definition of this measure.
(4)	Represents office and retail space only.

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of June 30, 2017.

		PGRE	Fixed /			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Interest Rate	Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,348	$649
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	7.09%	Oct-2019	40,000	516	40,411	521
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	7.09%	Jan-2019	74,000	955	74,178	957
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,480	716
Other	Mezzanine Loan/Preferred Equity	1.3%	Various	6.75% - 9.61%	Oct-2018 to Mar-2027	161,566	2,085	163,760	2,112

						$380,566	$4,911	$384,177	$4,955

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of June 30, 2017
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,355,100
Revolving Credit Facility			—

			3,355,100
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(497,250)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			180,838

PGRE’s share of total debt (2)			3,038,688

	Shares / Units	Share Price as of
	Outstanding	June 30, 2017
Equity:
Common stock	238,283,591	$16.00	3,812,537
Operating Partnership units	26,771,872	16.00	428,350

Total equity	265,055,463	16.00	4,240,887

Total Market Capitalization			$7,279,575

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 42 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,030,100	3.52%	$1,000,000	3.54%	$30,100	2.80%
1301 Avenue of the Americas	850,000	2.97%	500,000	3.05%	350,000	2.86%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza (1)	975,000	4.03%	975,000	4.03%	—	—
Revolving Credit Facility	—	—	—	—	—	—

	3,355,100	3.57%	2,975,000	3.66%	380,100	2.86%
Noncontrolling interest’s share (2)	(497,250)	4.03%	(497,250)	4.03%	—	—

PGRE’s share of consolidated debt	$2,857,850	3.49%	$2,477,750	3.59%	$380,100	2.86%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue (3)	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	3.61%	—	—	575,000	3.61%
Oder-Center, Germany	21,371	4.62%	21,371	4.62%	—	—

Total unconsolidated debt	896,371	3.56%	321,371	3.47%	575,000	3.61%
Joint venture partners’ share	(715,533)	3.59%	(169,341)	3.53%	(546,192)	3.61%

PGRE’s share of unconsolidated debt	$180,838	3.44%	$152,030	3.41%	$28,808	3.61%

PGRE’s Share of Total Debt (2)	$3,038,688	3.49%	$2,629,780	3.58%	$408,908	2.91%

Revolving Credit Facility Covenants: (4)	Required	Actual
Total Debt / Total Assets	Less than 60%	40.5%
Secured Debt / Total Assets	Less than 50%	40.1%
Fixed Charge Coverage	Greater than 1.5x	3.1x
Unsecured Debt / Unencumbered Assets	Less than 60%	1.4%
Unencumbered Interest Coverage	Greater than 1.75x	18.8x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,477,750
PGRE’s unconsolidated fixed rate debt	152,030

Total fixed rate debt	2,629,780	86.5%

Variable rate debt:
PGRE’s consolidated variable rate debt	380,100
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	408,908	13.5%

PGRE’s Share of Total Debt (2)	$3,038,688	100.0%

(1)	On January 19, 2017, we completed a $975,000 refinancing of One Market Plaza. The new seven-year interest-only loan matures in February 2024.
(2)	See page 42 for our definition of this measure.
(3)	On June 13, 2017, we completed a $300,000 refinancing of 712 Fifth Avenue. The new ten-year interest-only loan matures in July 2027.
(4)	This section presents ratios as of June 30, 2017 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2017	2018	2019	2020	2021	Thereafter	Total
1301 Avenue of the Americas	$—	$—	$—	$—	$850,000	$—	$850,000
1633 Broadway	—	—	—	—	—	1,030,100	1,030,100
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	—	850,000	2,505,100	3,355,100
Noncontrolling interest’s share (1)	—	—	—	—	—	(497,250)	(497,250)

PGRE’s share of consolidated debt	$—	$—	$—	$—	$850,000	$2,007,850	$2,857,850

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	—	575,000	575,000
Oder-Center, Germany	—	—	—	—	—	21,371	21,371

Total unconsolidated debt	—	—	—	—	—	896,371	896,371
Joint venture partners’ share	—	—	—	—	—	(715,533)	(715,533)

PGRE’s share of unconsolidated debt	$—	$—	$—	$—	$—	$180,838	$180,838

PGRE’s share of total debt (1)	$—	$—	$—	$—	$850,000	$2,188,688	$3,038,688

Weighted average rate	—	—	—	—	2.97%	3.69%	3.49%

% of debt maturing	—	—	—	—	28.0%	72.0%	100.0%

(1)	See page 42 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of June 30, 2017
New York:
1633 Broadway	West Side	100.0%	2,523,429	86.4%	86.2%	$150,071	$71.54
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,780,183	93.7%	88.0%	117,558	75.81
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	808,348	81.3%	81.3%	42,987	66.05
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	761,787	84.5%	84.5%	54,819	82.37
900 Third Avenue	East Side	100.0%	597,543	97.4%	97.4%	42,459	73.59
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,386	94.6%	94.6%	56,966	111.45
60 Wall Street (3)	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal / Weighted Average			8,640,159	91.1%	89.9%	538,460	70.06

PGRE’s Share			6,824,420	88.9%	87.4%	440,064	74.90

Washington, D.C.:
425 Eye Street	East End	100.0%	372,552	98.5%	98.5%	16,741	45.51
2099 Pennsylvania Avenue	CBD	100.0%	210,793	84.8%	82.3%	13,365	77.47
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,198	79.68
Liberty Place	East End	100.0%	174,626	92.4%	92.4%	13,342	82.18

Subtotal / Weighted Average			948,926	94.6%	94.0%	58,646	65.60

PGRE’s Share			948,926	94.6%	94.0%	58,646	65.60

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,857	97.8%	97.8%	110,107	70.46
One Front Street	North Financial District	100.0%	645,707	98.5%	90.8%	34,943	59.19

Subtotal / Weighted Average			2,229,564	98.0%	95.8%	145,050	67.38

PGRE’s Share			1,421,797	98.2%	94.7%	88,895	65.56

Total / Weighted Average			11,818,649	92.7%	91.3%	$742,156	$69.15

PGRE’s Share			9,195,143	90.9%	89.2%	$587,605	$72.31

(1)	See page 42 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on January 24, 2017.

SAME STORE LEASED OCCUPANCY

(unaudited)

		June 30, 2017		March 31, 2017		Change in
	Paramount		Same Store	As Reported	Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %
New York:
1633 Broadway	100.0%	86.4%	86.4%	86.2%	86.2%	0.2%
1301 Avenue of the Americas	100.0%	93.7%	93.7%	91.4%	91.4%	2.3%
1325 Avenue of the Americas	100.0%	81.3%	81.3%	82.6%	82.6%	(1.3%)
31 West 52nd Street	100.0%	84.5%	84.5%	84.5%	84.5%	—
900 Third Avenue	100.0%	97.4%	97.4%	97.4%	97.4%	—
712 Fifth Avenue	50.0%	94.6%	94.6%	96.9%	96.9%	(2.3%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—

Weighted Average		91.1%	91.1%	90.8%	90.8%	0.3%

PGRE’s Share		88.9%	88.9%	88.5%	88.5%	0.4%

Washington, D.C.:
Waterview (2)	100.0%	—	—	98.7%	—	—
425 Eye Street	100.0%	98.5%	98.5%	98.5%	98.5%	—
2099 Pennsylvania Avenue	100.0%	84.8%	84.8%	82.3%	82.3%	2.5%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—
Liberty Place	100.0%	92.4%	92.4%	91.1%	91.1%	1.3%

Weighted Average		94.6%	94.6%	95.8%	93.8%	0.8%

PGRE’s Share		94.6%	94.6%	95.8%	93.8%	0.8%

San Francisco:
One Market Plaza	49.0%	97.8%	97.8%	97.5%	97.5%	0.3%
One Front Street	100.0%	98.5%	98.5%	93.9%	93.9%	4.6%

Weighted Average		98.0%	98.0%	96.5%	96.5%	1.5%

PGRE’s Share		98.2%	98.2%	95.9%	95.9%	2.3%

Weighted Average		92.7%	92.7%	92.5%	92.1%	0.6%

PGRE’s Share		90.9%	90.9%	90.8%	90.2%	0.7%

(1)	See page 42 for our definition of this measure.
(2)	Sold on May 3, 2017.

SAME STORE LEASED OCCUPANCY

(unaudited)

		June 30, 2017		December 31, 2016		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %
New York:
1633 Broadway	100.0%	86.4%	86.4%	86.3%	86.3%	0.1%
1301 Avenue of the Americas	100.0%	93.7%	93.7%	93.7%	93.7%	—
1325 Avenue of the Americas	100.0%	81.3%	81.3%	96.5%	96.5%	(15.2%)
31 West 52nd Street	100.0%	84.5%	84.5%	84.5%	84.5%	—
900 Third Avenue	100.0%	97.4%	97.4%	98.0%	98.0%	(0.6%)
712 Fifth Avenue	50.0%	94.6%	94.6%	97.1%	97.1%	(2.5%)
60 Wall Street (2)	5.0%	100.0%	—	—	—	—

Weighted Average		91.1%	89.0%	91.0%	91.0%	(2.0%)

PGRE’s Share		88.9%	88.8%	90.7%	90.7%	(1.9%)

Washington, D.C.:
Waterview (3)	100.0%	—	—	98.7%	—	—
425 Eye Street	100.0%	98.5%	98.5%	97.7%	97.7%	0.8%
2099 Pennsylvania Avenue	100.0%	84.8%	84.8%	82.3%	82.3%	2.5%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—
Liberty Place	100.0%	92.4%	92.4%	89.9%	89.9%	2.5%

Weighted Average		94.6%	94.6%	95.5%	93.3%	1.3%

PGRE’s Share		94.6%	94.6%	95.5%	93.3%	1.3%

San Francisco:
One Market Plaza	49.0%	97.8%	97.8%	98.7%	98.7%	(0.9%)
One Front Street	100.0%	98.5%	98.5%	99.4%	99.4%	(0.9%)

Weighted Average		98.0%	98.0%	98.9%	98.9%	(0.9%)

PGRE’s Share		98.2%	98.2%	99.0%	99.0%	(0.8%)

Weighted Average		92.7%	91.5%	93.3%	92.9%	(1.4%)

PGRE’s Share		90.9%	90.8%	92.7%	92.3%	(1.5%)

(1)	See page 42 for our definition of this measure.
(2)	Acquired on January 24, 2017.
(3)	Sold on May 3, 2017.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
				Total		Total			Annualized Rent (1)		% of Annualized
		Lease		Square Feet		Square Feet		% of Total		Per Square
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of June 30, 2017
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.4%	$32,129	$64.59	5.5%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.5%	27,836	86.74	4.7%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.6%	25,925	78.80	4.4%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		311,291		311,291		3.4%	24,868	79.89	4.2%
Morgan Stanley & Company	1633 Broadway & 31 West 52nd Street	Mar-2032	(2)	312,885	(2)	312,885	(2)	3.4%	22,279	71.21	3.8%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,487		293,487		3.2%	16,623	56.64	2.8%
Chadbourne & Parke, LLP	1301 Avenue of the Americas	Sep-2024		203,863		203,863		2.2%	16,065	78.80	2.7%
U.S. General Services Administration	425 Eye St	Jun-2021		310,450		310,450		3.4%	14,204	45.75	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,129	69.47	2.4%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.6%	14,103	59.04	2.4%

	PGRE’s Share of
	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent (1)	Rent
As of June 30, 2017
Legal Services	1,812,862	22.3%	$136,909	23.3%
Financial Services - Commercial and Investment Banking	1,737,544	21.4%	122,395	20.8%
Technology and Media	1,427,619	17.6%	92,819	15.8%
Financial Services, all others	967,587	11.9%	81,446	13.9%
Insurance	457,677	5.6%	37,855	6.4%
Retail	269,022	3.3%	22,160	3.8%
Government	345,278	4.2%	16,689	2.8%
Consumer Products	175,269	2.2%	13,066	2.2%
Real Estate	190,077	2.3%	12,832	2.2%
Other	745,871	9.2%	51,434	8.8%

(1)	See page 42 for our definition of this measure.
(2)	52,056 of the square feet leased at 31 West 52nd Street expired on June 30, 2017.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended June 30, 2017:
Total square feet leased	292,238	125,723	7,536	158,979
PGRE’s share of total square feet leased:	223,273	112,505	7,536	103,232
Initial rent (1)	$84.70	$86.35	$74.94	$83.97
Weighted average lease term (in years)	7.5	6.7	10.6	8.0
Tenant improvements and leasing commissions:
Per square foot	$78.32	$79.99	$114.42	$74.22
Per square foot per annum	$10.42	$11.87	$10.83	$9.31
Percentage of initial rent	12.3%	13.7%	14.4%	11.1%
Rent concessions:
Average free rent period (in months)	6.5	8.3	14.2	4.3
Average free rent period per annum (in months)	0.9	1.2	1.3	0.5
Second generation space: (1)
Square feet	211,873	108,641	—	103,232
GAAP basis:
Straight-line rent	$82.90	$81.07	$—	$84.50
Prior straight-line rent	$77.11	$85.67	$—	$69.62
Percentage increase (decrease)	7.5%	(5.4%)	—	21.4%
Cash basis
Initial rent (1)	$85.08	$86.35	$—	$83.97
Prior escalated rent	$71.00	$90.51	$—	$53.94
Percentage increase (decrease)	19.8%	(4.6%)	—	55.7%

(1)	See page 42 for our definition of this measure.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Six Months Ended June 30, 2017:
Total square feet leased	577,744	219,027	12,532	346,185
PGRE’s share of total square feet leased:	503,019	204,233	12,532	286,254
Initial rent (1)	$76.60	$77.41	$68.93	$76.41
Weighted average lease term (in years)	8.3	8.5	9.9	8.1
Tenant improvements and leasing commissions:
Per square foot	$72.05	$85.06	$87.19	$62.58
Per square foot per annum	$8.69	$10.01	$8.81	$7.75
Percentage of initial rent	11.3%	12.9%	12.8%	10.1%
Rent concessions:
Average free rent period (in months)	4.9	7.3	10.4	3.1
Average free rent period per annum (in months)	0.6	0.9	1.1	0.4
Second generation space: (1)
Square feet	431,120	148,623	—	282,497
GAAP basis:
Straight-line rent	$74.27	$75.14	$—	$73.84
Prior straight-line rent	$66.19	$76.27	$—	$61.33
Percentage increase (decrease)	12.2%	(1.5%)	—	20.4%
Cash basis:
Initial rent (1)	$77.43	$79.56	$—	$76.41
Prior escalated rent	$64.97	$81.29	$—	$57.09
Percentage increase (decrease)	19.2%	(2.1%)	—	33.8%

(1)	See page 42 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	7,337	5,562	$301	$—	0.0%

3Q 2017	92,871	91,820	6,415	63.63	1.1%
4Q 2017	94,289	91,993	6,599	72.78	1.1%

Total 2017	187,160	183,813	13,014	68.20	2.2%
1Q 2018	89,026	83,608	3,053	63.25	0.5%
2Q 2018	127,960	111,557	9,600	86.23	1.6%
Remaining 2018	52,836	32,846	3,691	111.57	0.6%

Total 2018	269,822	228,011	16,344	84.90	2.7%

2019	702,235	576,710	42,059	73.37	7.0%
2020	481,755	393,045	30,479	77.55	5.1%
2021	1,619,045	1,397,228	87,621	63.55	14.6%
2022	2,203,131	510,129	34,444	73.34	5.7%
2023	713,873	651,936	49,866	76.98	8.3%
2024	680,160	655,487	50,411	77.11	8.4%
2025	720,534	512,417	37,121	72.49	6.2%
2026	748,433	661,814	48,307	69.95	8.0%
Thereafter	2,576,165	2,546,330	190,331	79.69	31.8%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	575	$129	$—	0.0%

3Q 2017	86,464	86,464	5,510	64.12	1.2%
4Q 2017	50,330	48,767	4,321	91.17	1.0%

Total 2017	136,794	135,231	9,831	73.76	2.2%
1Q 2018	55,270	50,417	1,373	80.11	0.3%
2Q 2018	127,960	111,557	9,600	86.23	2.1%
Remaining 2018	40,048	21,896	3,191	144.52	0.7%

Total 2018	223,278	183,870	14,164	94.04	3.1%

2019	289,427	272,249	22,606	85.28	5.0%
2020	337,648	295,491	23,574	79.78	5.3%
2021	953,559	905,833	61,931	70.57	13.8%
2022	1,786,888	231,938	13,204	66.42	2.9%
2023	505,216	477,959	36,137	76.14	8.1%
2024	573,139	552,063	42,445	77.10	9.5%
2025	113,399	90,004	7,317	81.30	1.6%
2026	575,799	560,653	41,254	69.99	9.2%
Thereafter	2,354,841	2,345,063	176,034	74.49	39.3%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	—	$—	$—	—

3Q 2017	—	—	—	—	—
4Q 2017	—	—	—	—	—

Total 2017	—	—	—	—	—
1Q 2018	—	—	—	—	—
2Q 2018	—	—	—	—	—
Remaining 2018	—	—	—	—	—

Total 2018	—	—	—	—	—

2019	42,081	42,081	3,445	76.68	5.9%
2020	33,136	33,136	2,537	76.56	4.3%
2021	314,154	314,154	15,316	46.99	26.2%
2022	38,919	38,919	2,471	63.50	4.2%
2023	140,657	140,657	11,463	82.14	19.6%
2024	78,811	78,811	6,063	77.07	10.4%
2025	56,565	56,565	4,525	79.99	7.7%
2026	32,011	32,011	2,206	68.90	3.8%
Thereafter	144,874	144,874	10,513	72.57	17.9%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	6,762	4,987	$172	$—	0.2%

3Q 2017	6,407	5,356	905	55.84	1.0%
4Q 2017	43,959	43,226	2,278	52.69	2.4%

Total 2017	50,366	48,582	3,183	53.04	3.4%
1Q 2018	33,756	33,191	1,680	53.68	1.8%
2Q 2018	—	—	—	—	—
Remaining 2018	12,788	10,951	500	45.69	0.5%

Total 2018	46,544	44,142	2,180	51.55	2.3%

2019	370,727	262,380	16,008	60.98	17.2%
2020	110,971	64,418	4,368	67.81	4.7%
2021	351,332	177,241	10,374	58.61	11.1%
2022	377,324	239,272	18,769	78.44	20.2%
2023	68,000	33,320	2,266	67.25	2.4%
2024	28,210	24,613	1,903	77.33	2.0%
2025	550,570	365,848	25,279	69.15	27.2%
2026	140,623	69,151	4,847	70.19	5.2%
Thereafter	76,450	56,393	3,784	67.75	4.1%

(1)	See page 42 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO

(unaudited and in thousands)

	For the Three Months Ended June 30, 2017
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$1,999	$1,739	$123	$—	$137
Second generation tenant improvements	4,151	2,454	2	1,695	—
Second generation leasing commissions	5,716	574	—	5,142	—
First generation leasing costs and other capital expenditures	6,166	2,643	1,473	2,050	—

Total Capital Expenditures	$18,032	$7,410	$1,598	$8,887	$137

Development Expenditures (1)
Residential Development Fund	$1,459	$—	$—	$—	$1,459
One Market Plaza	3,129	—	—	3,129	—
1633 Broadway	785	785	—	—	—
Other	491	461	—	30	—

Total Development Expenditures	$5,864	$1,246	$—	$3,159	$1,459

	For the Three Months Ended June 30, 2016
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$2,241	$665	$277	$1,141	$158
Second generation tenant improvements	19,523	11,351	1,538	6,634	—
Second generation leasing commissions	2,978	1,829	573	576	—
First generation leasing costs and other capital expenditures	14,073	12,740	248	1,085	—

Total Capital Expenditures	$38,815	$26,585	$2,636	$9,436	$158

Development Expenditures (1)
Residential Development Fund	$1,076	$—	$—	$—	$1,076
1633 - Plaza and Retail development	2,783	2,783	—	—	—
One Market Plaza - Lobby and Retail repositioning	196	—	—	196	—
Other	570	570	—	—	—

Total Development Expenditures	$4,625	$3,353	$—	$196	$1,076

(1)	See page 42 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO

(unaudited and in thousands)

	For the Six Months Ended June 30, 2017
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$7,554	$5,036	$589	$1,705	$224
Second generation tenant improvements	8,108	4,941	2	3,165	—
Second generation leasing commissions	9,167	3,787	—	5,380	—
First generation leasing costs and other capital expenditures	11,732	5,459	2,699	3,574	—

Total Capital Expenditures	$36,561	$19,223	$3,290	$13,824	$224

Development Expenditures (1)
Residential Development Fund	$2,896	$—	$—	$—	$2,896
One Market Plaza	3,206	—	—	3,206
1633 Broadway	785	785	—	—	—
Other	866	836	—	30	—

Total Development Expenditures	$7,753	$1,621	$—	$3,236	$2,896

	For the Six Months Ended June 30, 2016
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$6,413	$3,194	$1,077	$1,891	$251
Second generation tenant improvements	33,099	23,040	1,929	8,130	—
Second generation leasing commissions	4,304	2,516	573	1,215	—
First generation leasing costs and other capital expenditures	21,019	17,310	2,624	1,085	—

Total Capital Expenditures	$64,835	$46,060	$6,203	$12,321	$251

Development Expenditures (1)
Residential Development Fund	$2,228	$—	$—	$—	$2,228
1633 - Plaza and Retail development	5,826	5,826	—	—	—
One Market Plaza - Lobby and Retail repositioning	4,656	—	—	4,656	—
Other	961	961	—	—	—

Total Development Expenditures	$13,671	$6,787	$—	$4,656	$2,228

(1)	See page 42 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and defeasance and debt breakage costs, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income (loss) plus interest expense, income taxes, depreciation and amortization expenses including our share of such adjustments of unconsolidated joint ventures. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income (loss) determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance or (iv) a measure of our liquidity. We also present PGRE’s share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, transaction related costs, debt breakage costs and certain other items that may vary from period to period. We also present our PGRE’s share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and transaction related costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests share of debt from consolidated joint ventures that is attributable to our partners. PGRE’s share of total debt should not be considered as a substitute for total debt determined in accordance with GAAP and should only be considered together with and as a supplement to the total debt determined in accordance with GAAP.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.